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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  Form 8-K/A2
                                Amendment No. 2



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 6, 2002
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                           ALPINE AIR EXPRESS, INC.
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           (Exact name of registrant as specified in its charter)


          DELAWARE                 000-27011               33-0619518
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)


                     1177 Alpine Air Way, Provo, Utah 84601
          -------------------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 373-1508
                                                    --------------

                                NA
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        (Former name or former address, if changed since last report)














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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number            Title of Document                Location
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16          16.01          Letter from Squire & Co., PC      This filing



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Alpine Air Express, Inc.


                                          By: /s/ Leslie Hill
                                             ----------------------------
Date: September 5, 2003                      Leslie Hill, Chief Financial
                                             Officer/Duly Authorized Officer